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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 18, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         California                  000-23993                  33-0480482
----------------------------   -----------------------       ------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)

                  16215 Alton Parkway, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)

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ITEM 5. OTHER EVENTS

         On January 18, 2000, Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits

             99.1 Press Release dated January 18, 2000, of the Registrant.

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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BROADCOM CORPORATION,
                                      a California corporation


January 31, 2000                      By: /s/ WILLIAM J. RUEHLE
                                          --------------------------------------
                                           William J. Ruehle
                                           Vice President and
                                           Chief Financial Officer

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                                  Exhibit Index

Exhibit
No.          Description
---          -----------
99.1         Press Release dated January 18, 2000, of the Registrant.